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                                                                    Exhibit 10.2

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

            THIS AMENDMENT NO. 1, dated October 31, 2002 (the "Amendment"), is an amendment to the Employment Agreement dated February 7, 2002 (the "Employment Agreement"), between VerticalNet, Inc., a Pennsylvania corporation (the "Company") and John A. Milana (the "Employee"). All capitalized terms not defined herein shall have the meaning set forth in the Employment Agreement.

            WHEREAS, the Company and the Employee desire to amend certain terms and conditions of the Employment Agreement as further set forth herein.

            NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, and intending to be legally bound, the parties agree as follows:

            SECTION 1. Amendment to Section 12. Section 12 of the Employment Agreement is amended by inserting the following sentence before the first paragraph of such section:

            "During the 3 month period after a Change of Control, if the Employee terminates this Agreement for any reason by giving the Company written notice of termination (which the Employee shall have the right to do during this 3 month period), then all the rights, benefits and obligations under Section 11 of this Agreement for termination without "cause" by the Company shall apply."

            SECTION 2. Employment Agreement as Amended. The terms "Agreement" and "Employment Agreement" as used in the Employment Agreement shall be deemed to refer to the Employment Agreement as amended hereby. This Amendment shall be effective as of the date hereof and, except as set forth herein, the Employment Agreement shall remain in full force and effect and be otherwise unaffected hereby.

            SECTION 4. Governing Law. This Amendment is governed by Pennsylvania law.

            SECTION 5. Counterparts. This Amendment may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.
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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, all as of the date first above written.

                                        VERTICALNET, INC.:


                                        By:______________________________
                                           Name:  Kevin McKay
                                           Title: President and CEO



                                        EMPLOYEE:

                                           ______________________________
                                           John A. Milana


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